©PPL Corporation 2012
3rd Quarter Earnings Call

PPL Corporation
November 8, 2012
©PPL Corporation 2012
Exhibit 99.2

©PPL Corporation 2012

Cautionary Statements and Factors
That May Affect Future Results
Any statements made in this presentation about future
operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private
Securities Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A
discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC filings.

©PPL Corporation 2012

Agenda
Third Quarter Earnings Results, Operational
Overview and 2012 Earnings Forecast
Segment Results and Financial Overview
Q&A
W. H. Spence
P. A. Farr

©PPL Corporation 2012

Earnings Results
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

©PPL Corporation 2012

Increased 2012 Ongoing Earnings Forecast
$2.73
$/Share
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
$2.40
$2.30

©PPL Corporation 2012

Operational Overview
  Kentucky Regulated
  Capital savings
  LG&E and KU rate cases
  U.K. Regulated
  WPD distribution companies earned more than $80 million in annual bonus revenues for the regulatory year ended March 2012
  Recovered in revenues in the 12-month period starting April 1, 2013
  Pennsylvania Regulated
  Received final approval from NPS for Susquehanna-Roseland
 transmission line
  PPL Electric Utilities rate case
  Supply
  Susquehanna update

©PPL Corporation 2012

Enhancing Value Through Active Hedging
Capacity revenues are expected to be $385 million, $590 million and $560 million for 2012, 2013 and 2014, respectively.
As of September 30, 2012
(1)  Represents expected sales of Supply segment based on current business plan assumptions.
(2)  The 2013 & 2014 ranges of average energy prices for existing hedges were estimated by determining the impact on the existing collars resulting from 2013 & 2014 power prices at the
  5th and 95th percentile confidence levels.
Enhancing Value Through Active Hedging Enhancing Value Through Active Hedging 2012 2013 2014 Baseload Expected Generation(1) ( Million MWhs) 44.5 49.6 50.4 East 37.8 41.2 41.8 West 6.7 8.4 8.6 Current Hedges ( % ) 99- 101% 93- 97% 53- 57% East 99- 101% 97- 101% 56- 60% West 96- 99% 72- 76% 44- 47% Average Hedged Price ( Energy Only) ( $ / MWh) (2) East $59- 61 $48- 49 $ 40- 43 West $57- 58 $46- 47 $ 45- 47 Current Coal Hedges ( % ) 105% 97% 77% East 107% 96% 67% West 100% 100% 100% Average Hedged Consumed Coal Price ( Delivered $/ Ton) East $75- 76 $80- 83 $ 77- 85 West $26- 28 $23- 29 $ 24- 31 Intermediate/ Peaking Expected Generation(1) ( Million MWhs) 9.2 8.9 8.1 Current Hedges ( % ) 91% 7% 0%   Capacity revenues are expected to be $385 million, $590 million and $560 million for 2012, 2013 and 2014, respectively.   As of September 30, 2012   (1) Represents expected sales of Supply segment based on current business plan assumptions. (2) The 2013 & 2014 ranges of average energy prices for existing hedges were estimated by determining the impact on the existing collars resulting from 2013 & 2014 power prices at the 5th and 95th percentile confidence levels. ©PPL Corporation 2012 7

©PPL Corporation 2012

Ongoing Earnings Overview
Q3 2012
Q3 2011
Change
Kentucky Regulated
 $0.12
 $0.13
 ($0.01)
U.K. Regulated
 0.28
 0.22
 0.06
Pennsylvania Regulated
 0.06
 0.05
 0.01
Supply
 0.26
 0.36
 (0.10)
 Total
 $0.72
 $0.76
 ($0.04)
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

©PPL Corporation 2012

Kentucky Regulated Segment
Earnings Drivers
	3rd Quarter
2011 EPS - Ongoing Earnings		$0.13
Gross margins	(0.01)
Total		(0.01)
2012 EPS - Ongoing Earnings		$0.12
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

©PPL Corporation 2012

U.K. Regulated Segment
Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings. (1) Includes interest expense from the 2011 equity units.
	3rd Quarter
2011 EPS - Ongoing Earnings		$0.22
Midlands(1)	0.05
Utility revenues	0.03
O&M	(0.01)
Effect of exchange rates	(0.01)
Total		0.06
2012 EPS - Ongoing Earnings		$0.28

©PPL Corporation 2012

Pennsylvania Regulated Segment
Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
	3rd Quarter
2011 EPS - Ongoing Earnings		$0.05
Gross delivery margins	0.01
O&M	(0.01)
Income taxes and other	0.01
Total		0.01
2012 EPS - Ongoing Earnings		$0.06

©PPL Corporation 2012

Supply Segment Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
	3rd Quarter
2011 EPS - Ongoing Earnings		$0.36
East energy margins	(0.01)
West energy margins	(0.03)
O&M	(0.02)
Depreciation	(0.02)
Income taxes and other	(0.02)
Total		(0.10)
2012 EPS - Ongoing Earnings		$0.26

©PPL Corporation 2012

Capital Expenditures
($ in billions)
(1) Includes capex for WPD Midlands. Figures based on assumed exchange rate of $1.57 / GBP.
(2) Expect between 80% and 90% to receive timely returns via ECR mechanism based on historical experience and future projections.
(1)
(2)
$3.5
$4.1
$3.9
$3.5
$3.1
Lower capital expenditures provide additional financial flexibility

©PPL Corporation 2012

Projected Regulated Rate Base Growth
($ in billions)
(1) Represents capitalization for LKE, as LG&E and KU rate constructs are based on capitalization. Represents Regulatory Asset Value (RAV) for WPD.
(2) Includes RAV for WPD Midlands. Figures based on assumed exchange rate of $1.57 / GBP and are as of year-end December 31.
$18.6
$20.8
$22.9
$24.4
(2)
2012E - 2016E Regulatory Asset Base(1) CAGR: 7.6%
$17.6
$25.3

©PPL Corporation 2012

Dividend Profile
A significantly more rate-regulated business mix provides strong support for current dividend and a platform for future growth
(1) Ongoing EPS based on mid-point of forecast. Annualized dividend based on 3rd quarter declaration.  Actual dividends to be determined by Board of Directors.
(2) From only regulated segments.
$/Share
Annualized
(2)
(1)

©PPL Corporation 2012

Appendix

©PPL Corporation 2012

WPD - Annual Revenue Performance Bonuses
  WPD has earned over $185 million in annual performance awards over the past
 8-year regulatory period, excluding WPD Midlands historical performance
(1) Revenues are from U.K. GAAP statutory accounts
(2) Excludes £9.6 million per year provided by Ofgem at the beginning of DPCR5
(3) Performance of Central Networks prior to WPD acquisition
(4) Total reflects revenues earned only under WPD ownership
(1)
(1)
(3)
(3)
(3)
(3)
(3)
(3)
(3)
(4)
(2)
(2)
WPD – Annual Revenue Performance Bonuses WPD – Annual Revenue Performance Bonuses WPD has earned over $185 million in annual performance awards over the past 8- year regulatory period, excluding WPD Midlands historical performance Regulatory Year (ending 3/ 31) Total Awards, £ m WPD South West & South Wales % of Revenue (1) Total $ m 2004/ 05 2005/ 06 2006/ 07 2007/ 08 2008/ 09 2009/ 10 2010/ 11 2011/ 12 (2) (2) £6.1 £9.5 £6.7 £8.0 £11.8 £12.1 £7.2 £8.9 1.6% 2.3% 1.6% 1.8% 2.8% 2.6% 1.5% 1.7% $11.3 $17.1 $13.4 $15.1 $16.7 $18.3 $11.4 $14.1 Total WPD: £70.2 2.0% $117.4   Regulatory Year (ending 3/ 31) Total Awards, £ m WPD Midlands % of Revenue (1) Total $ m 2004/ 05 2005/ 06 2006/ 07 2007/ 08 2008/ 09 2009/ 10 2010/ 11 2011/ 12 (3) (3) (3) (3) (3) (3) (3) - £0.5 £7.5 - £5.4 - £1.7 £8.2 £7.9 £11.6 £43.8 --- - 0.3% 1.3% 1.2% 1.6% 5.6% -$0.9 $13.5 -$10.7 -$ 3.3 $11.7 $11.9 $18.5 $69.2 Total WPD: (4) £43.8 5.6% $69.2   (1) Revenues are from U.K. GAAP statutory accounts (2) Excludes £9.6 million per year provided by Ofgem at the beginning of DPCR5 (3) Performance of Central Networks prior to WPD acquisition (4) Total reflects revenues earned only under WPD ownership ©PPL Corporation 2012 17

©PPL Corporation 2012

U.K. Electricity Distribution Price Control Review
RIIO-ED1 Tentative Schedule
Provisional Timing	Milestone
September 2012	Publication of Strategy Consultation
February 2013	Publication of Strategy Decision
July 2013	DNOs submit business plans
October 2013	Initial Assessment and publication of Fast-Track Proposals
February 2014	Publication of Fast-Track Decision
March 2014	Business plan resubmitted (non-fast-track)
July 2014	Publication of Initial Proposals Consultation for non-fast-tracked companies
November 2014	Publication of Final Proposals for non-fast-tracked companies
December 2014	Issue statutory consultation on new license conditions
April 1, 2015	New price control period commences
Source: Ofgem Strategy Consultation for RIIO-ED1, September 2012
✓
Completed
✓

©PPL Corporation 2012

LG&E and KU Rate Case Facts
Complete filings available at www.lge-ku.com/regulatory.asp
	LG&E		KU
	Electric	Gas	Electric
Revenue Increase Requested	$62.1 million	$17.2 million	$82.4 million
Test Year	12-months ended 3/31/2012	12-months ended 3/31/2012	12-months ended 3/31/2012
Requested ROE	11.00%	11.00%	11.00%
Rate Base	$1.97 billion	$0.52 billion	$3.98 billion
Common Equity Ratio	55.64%	55.64%	53.74%
1% Change in ROE =	~$18 million in revenue	~$5 million in revenue	~$28 million in revenue
Docket No.	2012-00222	2012-00222	2012-00221

©PPL Corporation 2012

LG&E and KU Rate Case Schedules
1st Request for information received           July 31, 2012
LG&E and KU responses filed    August 14, 2012
Supplemental request for information received      August 28, 2012
LG&E and KU responses filed    September 12, 2012
Intervenor testimony filed    October 3, 2012
Request to intervenors submitted   October 10, 2012
Intervenor responses filed    October 24, 2012
LG&E/KU rebuttal testimony filed   November 5, 2012
Settlement conference    November 13-14, 2012
Public meetings across the state   November 8, 15 and 20, 2012
Public hearing in Frankfort    November 27, 2012
Order issued (tentative)    Early January 2013
New rates effective     January 2013
Completed
✓
✓
✓
✓
✓
✓
✓
✓
✓

©PPL Corporation 2012

PPL Electric Utilities Distribution Rate Case Facts
Distribution Revenue Increase Requested  $104.6 million
Test Year     2012
Requested ROE     11.25%
2012 Distribution Rate Base   $2.42 billion
2012 Common Equity Ratio   51.03%
1% Change in ROE =     ~$23 million in revenue
Docket No.      R-2012-2290597
Complete filing available at www.pplelectric.com/rateinfo

©PPL Corporation 2012

PPL Electric Utilities Distribution Rate Case Schedule
Completed
✓
✓
Direct testimony of other parties      June 22, 2012
Rebuttal testimony      July 16, 2012
Sur-rebuttal testimony      August 1, 2012
Evidentiary hearings      August 6, 7, 9 and 10, 2012
Close of record     August 10, 2012
Main briefs     August 29, 2012
Reply briefs     September 14, 2012
Recommended Decision      October 19, 2012
Order issued (tentative)     December 20, 2012
New rates effective     January 2013
✓
✓
✓
✓
✓
✓
✓

©PPL Corporation 2012

Regulated Volume Variances
Note: Total includes Residential, Commercial and Industrial customer classes as well as “Other”, which is not depicted on the charts above.

©PPL Corporation 2012

Market Prices
(1)	24-hour average.
(2)	NYMEX and TZ6NNY forward gas prices on 9/30/2012.
(3)	Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.
Market Prices    Balance of 2012 2013 2014 ELECTRIC   PJM   On-Peak Off-Peak ATC(1)    Mid- Columbia   On-Peak Off-Peak ATC(1)    GAS(2) NYMEX TZ6NNY   PJM MARKET HEAT RATE(3) CAPACITY PRICES   (Per MWD)   EQA   (1) 24-hour average. $41 $31 $36 $46 $32 $38 $47 $33 $39 $32 $28 $30 $34 $25 $29 $38 $29 $34 $3.32 $3.65 $3.84 $4.13 $4.18 $4.35 11.3 $123.63 11.1 $187.49 10.8 $173.85 86% 88% 89%   ©PPL Corporation 2012 24   (2) NYMEX and TZ6NNY forward gas prices on 9/30/2012. (3) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price

©PPL Corporation 2012

Free Cash Flow before Dividends
Free Cash Flow before
Dividends
(Millions of Dollars)
Note: Free Cash Flow forecast updated on an annual basis. Charts reflect 2012 Free Cash Flow forecast as presented on the 2011 4th quarter earnings call on 02/10/2012
(1) 2010 Free Cash Flow includes two months of the results of the Kentucky Regulated segment.
(1)
Reconciliation of Cash from
Operations to Free Cash Flow
before Dividends
(Millions of dollars)
Free Cash  Flow  before Dividends  Free Cash  Flow  before Dividends  Free Cash Flow  before  Reconciliation of  Cash  from  Dividends  Operations  to Free  Cash Flow  before  Dividends   (Millions of  Dollars)   (Millions of  dollars)   $531  $314  ($1,010) ($ 1,200)  ($ 1,000)  ($ 800)  ($ 600)  ($ 400)  ($ 200) $0  $200  $400  $600  $800  2010  Actual  2011  Actual  2012 Forecast(1)  2010A  2011A  2012E  Cash  from  Operations  2,034  $  2,507  $  2,800  $  Increase ( Decrease)  in  cash  due to:  Capital  Expenditures  (1,644)  (2,555)  (3,840)  Sale  of  Assets  161  381  Other  Investing Activities  -  Net  (20)  (19)  30  Free Cash  Flow  before Dividends  531$  314$  $  (1,010)   Note:  Free Cash Flow  forecast  updated  on an  annual  basis. Charts  reflect 2012  Free Cash Flow  forecast  as  presented  on  the  2011  4th  quarter  earnings  call on  02/ 10/2012   (1)  2010  Free Cash Flow  includes two  months  of the  results  of the  Kentucky  Regulated  segment.  ©PPL Corporation  2012 25

©PPL Corporation 2012

Debt Maturities
Note: As of September 30, 2012
(1)         Excludes $1.15 billion of junior subordinated notes due 2018 that are a component of PPL’s 2010 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2013 is not successful.
(2)          Excludes $978 million of junior subordinated notes due 2019 that are a component of PPL’s 2011 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2014 is not successful.
(3)           Bonds defeased in substance in 2008 by depositing sufficient funds with the trustee.
(4)           Includes $300 million of REset Put Securities due 2035 that are required to be put by the holders in October 2015 either for (a) purchase and remarketing by a remarketing dealer or (b) repurchase by PPL Energy Supply.
Debt Maturities    ( Millions)   2012  2013  2014  2015  2016   (1)  $0  (2)  PPL  Capital  Funding  $0$0  $0$ 0  LG& E  and KU  Energy  ( Holding  Co  LKE)  0  0 0400  0  Louisville  Gas & Electric  0  0 0250  0  Kentucky  Utilities  0  0 0250  0   10 (3)   PPL  Electric  Utilities  00  100  0  PPL  Energy  Supply  3 751 318 317 (4)  368  WPD  0  0  0 0460   Total  $3  $751  $328  $1,317  $828   Note:  As  of  September  30, 2012   (1)  Excludes $1.15  billion  of  junior subordinated notes due  2018  that are a  component  of  PPL’s 2010  Equity  Units  and may  be  put back  to  PPL Capital  Funding  if  the remarketing  in  2013  is  not successful.  (2)  Excludes $978 million  of  junior subordinated notes due 2019  that are a  component of  PPL’s 2011 Equity  Units  and may  be  put back to  PPL Capital Funding  if  the remarketing  in  2014  is  not successful.  (3)  Bonds  defeased  in substance  in 2008  by  depositing  sufficient  funds with  the trustee.  (4)  Includes  $300  million of  REset  Put  Securities  due  2035  that are  required to  be put by  the holders in  October 2015 either  for  (a)  purchase  and  remarketing  by  a  remarketing  dealer or  (b)  repurchase  by  PPL Energy  Supply.  ©PPL Corporation  2012 26

©PPL Corporation 2012

Liquidity Profile
(1)
Note: As of September 30, 2012
• Credit facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than
 9% of the total committed capacity for the domestic facilities and 16% of the total committed capacity for WPD’s facilities.
Liquidity Profile  Liquidity Profile  Total  Expiration  Facility  Drawn  Availability  Institution  Facility  Date  (Millions)  (Millions)  (Millions)   Letters  of  Credit  Outstanding &  Commercial  Paper  Backstop  (Millions)   PPL Energy  Supply  Syndicated  Credit  Facility  Oct-2016  $3,000  $468  $ 0  $2,532  Letter  of  Credit  Facility  Mar- 2013  200  126  0  74  Uncommitted  Letter  of  Credit  Facilities  175  32  0  143  $ 3,375  $626  $0  $2,749   PPL  Electric  Utilities  Syndicated  Credit  Facility  Oct-2016  $300  $ 1  $ 0  $299  Asset- backed  Credit  Facility  Sep- 2013  100  0  0  100  $ 400  $1  $0  $399   Louisville  Gas  &  Electric  Syndicated  Credit  Facility  Oct-2016  $400  $ 0  $ 0  $400   Kentucky  Utilities  Syndicated  Credit  Facility  Oct-2016  $400  $ 0  $ 0  $400  Letter  of  Credit  Facility  Apr- 2014  198  198  0  0  $ 598  $198  $0  $400   WPD  PPL  WW  Syndicated  Credit  Facility  Jan-2013  £ 150  £0  £107  £ 43  WPD  (South  West)  Syndicated  Credit  Facility  Jan-2017  245  0  0  245  WPD  (East  Midlands)  Syndicated  Credit  Facility  Apr- 2016  300  0  0  300  WPD  ( West  Midlands)  Syndicated  Credit  Facility  Apr-2016  300  0  0  300  Uncommitted  Credit  Facilities  84  4  0  80  £ 1,079  £4  £107  £968   Note:  As  of  September  30, 2012   •  Credit facilities  consist  of a diverse  bank group,  with  no bank  and its  affiliates providing an aggregate  commitment of more than  9%  of  the total  committed capacity for  the domestic  facilities  and 16% of  the total committed  capacity  for WPD’s facilities.  ©PPL Corporation  2012 27

©PPL Corporation 2012

Reconciliation of Third Quarter Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of Third Quarter Earnings from Ongoing Operations to  Reported Earnings  (Millions  of  Dollars,  After-Tax)  Reconciliation of Third Quarter Earnings from Ongoing Operations to  Reported Earnings  (Millions  of  Dollars,  After-Tax)  Acquisition- related  adjusments:  WPD  Midlands  Separation  benefits  Other acquisition-related  adjustments  Change in  U. K.  tax  rate  Coal  contract  modification  payments  Quarter  Ending  September  30,  2012  Special  Items:  Adjusted energy-related  economic  activity,  net  Earnings  from  Ongoing  Operations  Total Special Items  Reported  Earnings*  Foreign  currency-related  economic  hedges  Other:  $ 72  $ 72  Kentucky  Regulated  $  161  (30) (1)  (2) 74 41  $  202  U. K.  Regulated  $ 33  $ 33  Pennsylvania  Regulated  $ $  153  (95)  (10)  (105)  48  Supply  $ $  419 (95)  (30) (1)  (2)  74  (10)  (64) 355  Total  Kentucky  Regulated  $  78 1  Adjustments- nuclear  decommissioning  trust  investments  Acquisition- related  adjustments:  WPD  Midlands  Separation  benefits  Montana  hydroelectric  litigation  LKE discontinued  operations  (1)  Litigation  settlement  -  spent  nuclear  fuel  storage  Change in  U. K.  tax  rate  Total Special Items  $ 78  Quarter  Ending  September  30,  2011  Earnings  from  Ongoing  Operations  Special  Items:  Other:  Reported  Earnings*  Adjusted energy-related  economic  activity,  net  Foreign  currency-related  economic  hedges  Impairments:  $  125 8  (64) 69 13  $  138  U. K.  Regulated  $ 28  $ 28  Pennsylvania  Regulated  $ $  208  (10) (1)  (1)  4 (8)  200  Supply  $ $  439 (9)  8  (1)  (64) (1)  (1)  4  69 5 444  Total  *  Represents  net income  attributable  to  PPL  Shareowners   ©PPL Corporation  2012 28

©PPL Corporation 2012

Reconciliation of Third Quarter Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of Third Quarter Earnings from Ongoing Operations to  Reported Earnings  Reconciliation of Third Quarter Earnings from Ongoing Operations to  Reported Earnings  (Per  Share -  Diluted)  Kentucky  U. K.  Pennsylvania  Quarter  Ending  September  30,  2012  Regulated  Regulated  Regulated  Supply  Total   Earnings from  Ongoing Operations  Special  Items:  $ 0.12 $  0.28  $  0.06  $  0.26  $  0.72  Adjusted  energy-related economic  activity,  net  (0.16)  (0.16)  Foreign  currency-related economic  hedges  (0.06)  (0.06)  Other:  Change  in  U. K.  tax rate  0.13  0.13  Coal  contract  modification  payments  Total  Special  Items  0.07  (0.02)  (0.18)  (0.02)  (0.11)  Reported Earnings  $ 0.12 $  0.35  $  0.06  $  0.08  $  0.61  Kentucky  U. K.  Pennsylvania  Quarter  Ending  September  30,  2011  Regulated  Regulated  Regulated  Supply  Total  Earnings from  Ongoing Operations  Special  Items:  $ 0.13 $  0.22  $  0.05  $  0.36  $  0.76  Adjusted  energy-related economic  activity,  net  Foreign  currency-related economic  hedges  0.02  (0.03)  (0.03)  0.02  Acquisition-related  adjustments:  WPD  Midlands  Separation  benefits  (0.12)  (0.12)  Other:  Litigation  settlement - spent nuclear  fuel  storage  0.01  0.01  Change  in  U. K.  tax rate  Reported Earnings  Total  Special  Items  $ 0.13  0.12  0.02  $  0.24  $  0.05  (0.02)  $  0.34  0.12  $  0.76   ©PPL Corporation  2012 29

©PPL Corporation 2012

Reconciliation of Year-to-Date Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of Year-to-Date  Earnings from  Ongoing Operations to  Reported Earnings    (Millions  of  Dollars,  After-Tax)   Kentucky  U. K.  Pennsylvania  Year-to- date  September  30,  2012  Regulated  Regulated  Regulated  Supply  Total  Earnings  from Ongoing  Operations  $  149$ 524 $  95  $  358  $  1,126  Special  Items:  Adjusted  energy-related economic  activity,  net  23  23  Foreign  currency-related economic  hedges  (28)  (28)  Impairments:   Adjustments  -  nuclear  decommissioning  trust  investments  1  1   Acquisition- related  adjustments:  WPD  Midlands  Separation  benefits  (9)  (9)  Other  acquisition-related  adjustments  2  2  LKE  Net operating  loss  carryforward  and  other tax-related  adjustments  4  4   Other:  LKE  discontinued  operations  (5)  (5)  Change  in  U. K.  tax  rate  74  74  Counterparty  bankruptcy  (6)  (6)  Wholesale supply  cost  reimbursement  1  1  Ash basin leak  remediation adjustment  1  1  Coal  contract  modification  payments  (17)  (17)   Total  Special  Items  (1)  39  3  41  Reported  Earnings*  $  148$ 563 $  95  $  361  $  1,167   Kentucky  U. K.  Pennsylvania  Year-to- date  September  30,  2011  Regulated  Regulated  Regulated  Supply  Total  Earnings  from Ongoing  Operations  $  184  $  318  $  116  $ 481 $  1,099  Special  Items:  Adjusted  energy-related economic  activity,  net  1  4  5  Foreign  currency-related economic  hedges  8  8  Impairments:   Emission  allowances  (1)  (1)  Renewable  energy  credits  (3)  (3)   Acquisition- related  adjustments:  WPD  Midlands  2011 Bridge  Facility  costs  (30)  (30)  Foreign  currency  loss  on  2011 Bridge  Facility  (38)  (38)  Net  hedge  gains  38  38  Hedge ineffectiveness  (9)  (9)   U.K.  stamp  duty  tax  (21)  (21)  Separation  benefits  (68)  (68)  Other  acquisition-related  adjustments  (36)  (36)  LKE  Sale  of  certain  non- core  generation  facilities  (2)  (2)  Other:  Montana  hydroelectric  litigation  (2)  (2)  LKE  discontinued  operations  (1)  (1)  Litigation  settlement  -  spent  nuclear  fuel  storage  33  33  Change  in  U. K.  tax  rate  69  69   Total  Special  Items  (87)  29  (58)  Reported  Earnings*  $  184  $ 231 $  116  $ 510 $  1,041   *  Represents  net income  attributable  to  PPL  Shareowners  ©PPL Corporation  2012 30

©PPL Corporation 2012

Reconciliation of Year-to-Date Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of Year-to-Date  Earnings from  Ongoing Operations to  Reported Earnings  Reconciliation of Year-to-Date  Earnings from  Ongoing Operations to  Reported Earnings  (Per  Share -  Diluted)  Kentucky  U. K.  Pennsylvania  Year-to- date  September  30,  2012  Regulated  Regulated  Regulated  Supply  Total   Acquisition- related  adjustments:  WPD  Midlands  Separation  benefits  LKE Net  operating loss  carryforward  and other  tax-related adjustments  Other: LKE discontinued operations  Change in  U. K.  tax  rate  Counterparty  bankruptcy  Coal  contract  modification  payments  Foreign  currency-related economic  hedges  Adjusted energy-related economic  activity,  net  Total  Special  Items  Reported  Earnings  Earnings  from  Ongoing  Operations  Special Items:  $ 0.26  0.01  (0.01) $ 0.26 $  0.90  (0.05)  (0.02)  0.13  0.06  $  0.96  $  0.16  $  0.16  $  0.61  0.05  (0.01) (0.03) 0.01  $  0.62  $  1.93  0.05  (0.05)  (0.02)  0.01  (0.01)  0.13  (0.01)  (0.03)  0.07 $ 2.00  Renewable energy  credits  Acquisition- related  adjustments:  WPD  Midlands  2011 Bridge Facility  costs  Foreign  currency  loss  on  2011  Bridge  Facility  Net  hedge gains  Hedge ineffectiveness  U. K.  stamp  duty  tax  Separation  benefits  Other  acquisition-related  adjustments  Other:  Litigation  settlement  -  spent  nuclear  fuel  storage  Change in  U. K.  tax  rate  Impairments:  Reported  Earnings  Earnings  from  Ongoing  Operations  Special  Items:  Foreign  currency-related economic  hedges  Total  Special  Items  Year-to- date  September  30,  2011  $ 0.34  $ 0.34  KentuckyRegulated  $  0.58  0.01  (0.05)  (0.07)  0.07  (0.02)  (0.04)  (0.13)  (0.06)  0.13  (0.16)  $  0.42  U. K.  Regulated  $  0.21  $  0.21  Pennsylvania  Regulated  $  0.89  (0.01) 0.06  0.05  $  0.94  Supply  $ 2.02  0.01  (0.01)  (0.05)  (0.07)  0.07  (0.02)  (0.04)  (0.13)  (0.06)  0.06  0.13  (0.11)  $ 1.91  Total   ©PPL Corporation  2012 31

©PPL Corporation 2012

Reconciliation of PPL’s Earnings from Ongoing
Operations to Reported Earnings
Reconciliation of PPL’s  Earnings from  Ongoing  Operations to Reported Earnings  Reconciliation of PPL’s  Earnings from  Ongoing  Operations to Reported Earnings  ©PPL Corporation  2012  32   (Per  Share -  Diluted)   Earnings  from  Ongoing  Operations   Special  Items:  Adjusted energy-related economic  activity,  net  Foreign  currency-related economic  hedges  Sales  of  assets:    Maine  hydroelectric  generation  business  Impairments:   Emission  allowances  Renewable energy  credits  Acquisition-related adjustments:   WPD  Midlands   2011 Bridge  Facility  costs  Foreign  currency  loss  on  2011 Bridge Facility   Net  hedge  gains  Hedge ineffectiveness   U.K.  stamp duty  tax  Separation  benefits  Other  acquisition-related adjustments  LKE Monetization  of  certain  full-requirement  sales  contracts Sale  of  certain  non-core  generation  facilities Discontinued cash  flow  hedges  and ineffectiveness  Reduction  of  credit  facility2010 Bridge  Facility  costs Other  acquisition-related adjustments Net  operating  loss  carryforward  and other  tax-related adjustments  Other:   Montana hydroelectric  litigation  LKE  discontinued operations   Health  care  reform  - tax  impact  Litigation  settlement  -  spent  nuclear  fuel  storage   Change  in  U.K.  tax  rate   Windfall  profits  tax  litigation   Counterparty  bankruptcy   Wholesale supply  cost  reimbursement   Coal  contract  modification  payments   Total Special Items   Reported Earnings   High  Low  2012  2012  $  2.40  $  2.30  Forecast  2011  2010  $  2.73  $  3.13  Actual  0.05  (0.05)  0.05(0.05)  0.12  0.01  (0.27)  0.03  (0.01)  (0.02)  (0.02)  (0.02)  (0.05)  (0.07)  0.07  (0.02)  (0.04)  (0.13)  (0.10)  0.01  0.01  (0.29)  (0.14)  (0.06)  (0.01)  (0.12)  (0.05)  (0.01)  0.13  (0.01)  (0.03)  0.07  $  2.47  (0.01)  0.13(0.01)  (0.03)  0.07  $  2.37  0.08  0.06  0.12  (0.07)  (0.01)  0.01  (0.03) $  2.70  (0.08)  (0.02)  0.04  0.03  (0.96)  $  2.17

©PPL Corporation 2012

Gross Margins Summary
Gross Margins  Summary  Gross Margins  Summary  (Millions  of  Dollars)  2012  Three  Months  Ended September  30,  2011  Change  (after-tax)  Diluted  Per  Share  KY  Gross  Margins  $  415  $  419  $  (4)  $  - PA  Gross  Delivery  Margins  by  Component  Distribution  Transmission  Total  $  $  18551  236  $  17946  $  225  $  6 5  $  11  $  0.01  - $  0.01  Eastern U. S. Western U. S.  Total  Unregulated  Gross  Energy  Margins  by  Region  Non- trading  Net energy  trading  $ $  52167  (11)  577  $  53092 (7)  $  615  $ $  (9)  (25) (4)  (38)  $ $  (0.01)  (0.03) - (0.04)   ©PPL Corporation  2012 33

©PPL Corporation 2012

Reconciliation of Third Quarter
Operating Income to Margins
Reconciliation of Third Quarter Operating Income to  Margins  Reconciliation of Third Quarter Operating Income to  Margins  Three  Months  Ended  September  30,  2012  Three  Months  Ended  September  30, 2011  ( Millions  of  Dollars)  Unregulated  Unregulated   Operating  Revenues   Utility  PLR  intersegment  utility  revenue ( expense)  Unregulated retail  electric  and gas    Wholesale  energy  marketing  Realized  Unrealized economic   activity  Net  energy  trading margins  Energy- related  businesses   Total  Operating  Revenues   Operating Expenses   Fuel   Energy  purchases  Realized  Unrealized economic    activity  Other  operation and    maintenance  Depreciation  Taxes,  other  than income  Energy- related  businesses  Intercompany  eliminations   Total  Operating  Expenses  Total   Margins  Gross  Kentucky  Margins  Delivery  PA  Gross  Margins  Energy  Gross  Other  Income  Operating  Margins  Gross  Kentucky  Margins  Delivery  PA  Gross  Margins  Energy  Gross  $ 732 $  443  $  518  $  1,693  $  734  $  454  (23)  $  23  (5)  $  5  232  (14)  218  186  1,074  2  1,076  897  732  420  (11)  1,318  (716) 143  (67)  (716) (11)  143  2,403  734  449  (7)  1,081  249  310  11  570  245  338  27  137  418  1  583  32  171  119  (569)  (569)  28 13 317 $ 415  25 23 (1)  184  $  236  1 11 1  741  $  577  $  596 265 56 137 497  (564)  650  278  90  137  1,739  $  664  26  12 315  $  419  30  24  (1)  224  $  225  8 1  466  $  615   Other  Income  Operating  $  487  $  1,675  3  189  10  907  216 140  856  216  (7)  140  3,120  20  603  40  362  176  176  679  240  58  135  735  252 90 135  $  1,348  (492)  2,353  $  767   ©PPL Corporation  2012 34

©PPL Corporation 2012

Forward-Looking Information Statement
Statements contained in this presentation, including statements with respect to future earnings, cash flows, financing, regulation and corporate strategy are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.
The following are among the important factors that could cause actual results to differ materially from the forward-looking statements:
market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs;
competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation, its subsidiaries and customers; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; the length of scheduled and unscheduled outages at our generating plants; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies;
performance of new ventures; asset or business acquisitions and dispositions, and PPL Corporation's ability to realize the expected benefits from acquired businesses, including the 2010 acquisition of Louisville Gas and Electric Company and Kentucky Utilities
Company and the 2011 acquisition of the Central Networks electricity distribution businesses in the U.K.; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries;
political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10-
K and other reports on file with the Securities and Exchange Commission.

©PPL Corporation 2012

Definitions of Non-GAAP Financial Measures
"Earnings from ongoing operations," also referred to as "ongoing earnings," should not be considered as an alternative to reported earnings, or net income attributable to PPL shareowners, which is an indicator of operating performance determined in accordance with generally accepted accounting principles (GAAP). PPL believes that "earnings from ongoing operations," although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management's view of PPL’s fundamental earnings performance as another criterion in making investment decisions. PPL’s management also uses "earnings from ongoing operations" in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
"Earnings from ongoing operations" is adjusted for the impact of special items. Special items include:
• Adjusted energy-related economic activity (as discussed below).
• Foreign currency-related economic hedges.
• Gains and losses on sales of assets not in the ordinary course of business.
• Impairment charges (including impairments of securities in the company’s nuclear decommissioning trust funds).
• Workforce reduction and other restructuring impacts.
• Acquisition-related adjustments.
• Other charges or credits that are, in management’s view, not reflective of the company’s ongoing operations.
Adjusted energy-related economic activity includes the changes in fair value of positions used economically to hedge a portion of the economic value of PPL's generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Also included in adjusted energy
-related economic activity is the ineffective portion of qualifying cash flow hedges, the monetization of certain full-requirement sales contracts and premium amortization associated with options. This economic activity is deferred, with the exception of the full-requirement sales contracts that were monetized, and included in earnings from ongoing operations over the delivery period of the item that was hedged or upon realization. Management believes that adjusting for such amounts provides a better matching of earnings from ongoing operations to the actual amounts settled for PPL's underlying hedged assets. Please refer to the Notes to the Financial Statements and MD&A in PPL Corporation's periodic filings with the Securities and Exchange Commission for additional information on energy-related economic activity.
Free cash flow before dividends is derived by deducting capital expenditures and other investing activities-net, from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP.
PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and investors, as it is an indicator of the company's ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.

©PPL Corporation 2012

Definitions of Non-GAAP Financial Measures
"Kentucky Gross Margins" is a single financial performance measure of the Kentucky Regulated segment's electricity generation, transmission and distribution operations as well as its distribution and sale of natural gas. In calculating this measure, utility revenues and expenses associated with approved cost recovery tracking mechanisms are offset. Certain costs associated with these mechanisms, primarily ECR and DSM, are recorded as
"Other operation and maintenance" and "Depreciation." These mechanisms allow for recovery of certain expenses, returns on capital investments and performance incentives. As a result, this measure represents the net revenues from the Kentucky Regulated segment's operations.
"Pennsylvania Gross Delivery Margins" is a single financial performance measure of the Pennsylvania Regulated segment's electric delivery operations, which includes transmission and distribution activities. In calculating this measure, utility revenues and expenses associated with approved recovery mechanisms, including energy provided as a PLR, are offset with minimal impact on earnings. Costs associated with these mechanisms are recorded in "Energy purchases," "Other operation and maintenance," which is primarily Act 129 costs, and in "Taxes, other than income," which is primarily gross receipts tax. This performance measure includes PLR energy purchases by PPL Electric from PPL EnergyPlus, which are reflected in "PLR intersegment utility revenue (expense)." As a result, this measure represents the net revenues from the Pennsylvania
Regulated segment's electric delivery operations.
"Unregulated Gross Energy Margins" is a single financial performance measure of the Supply segment's competitive energy non-trading and trading activities. In calculating this measure, the Supply segment's energy revenues, which include operating revenues associated with certain Supply segment businesses that are classified as discontinued operations, are offset by the cost of fuel, energy purchases, certain other operation and maintenance expenses, primarily ancillary charges, gross receipts tax, which is recorded in "Taxes, other than income," and operating expenses associated with certain Supply segment businesses that are classified as discontinued operations. This performance measure is relevant to PPL due to the volatility in the individual revenue and expense lines on the Statements of Income that comprise "Unregulated Gross Energy Margins."
This volatility stems from a number of factors, including the required netting of certain transactions with ISOs and significant swings in unrealized gains and losses. Such factors could result in gains or losses being recorded in either "Wholesale energy marketing" or "Energy purchases" on the
Statements of Income. This performance measure includes PLR revenues from energy sales to PPL Electric by PPL EnergyPlus, which are reflected in "PLR intersegment utility revenue (expense)." PPL excludes from "Unregulated Gross Energy Margins" the Supply segment's adjusted energy-related economic activity, which includes the changes in fair value of positions used to economically hedge a portion of the economic value of
PPL's competitive generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Also included in this energy-related economic activity is the ineffective portion of qualifying cash flow hedges, the monetization of certain full-requirement sales contracts and premium amortization associated with options. This economic activity is deferred, with the exception of the full-requirement sales contracts that were monetized, and included in unregulated gross energy margins over the delivery period that was hedged or upon realization.